UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 27, 2014

CEREPLAST, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34689	91-2154289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2213 Killion Avenue, Seymour, Indiana		47274
(Address of principal executive offices)		(Zip Code)

(812) 220-5400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.  Bankruptcy or Receivership.

As previously reported, on February 10, 2014, Cereplast, Inc. (the “Company”), filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Indiana (the “Bankruptcy Court”), captioned “In re: Cereplast, Inc.,” Case No. 14-90200-BHL-11 (the “Chapter 11 Case”).  On February 14, 2014, the Company filed a motion in the Bankruptcy Court seeking to convert the Company’s Chapter 11 Case to a Chapter 7 bankruptcy case.  On March 27, 2014, the court granted the Company’s motion and on that date the Company’s Chapter 11 Case was converted to a Chapter 7 case.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEREPLAST, INC.
Date: May 7, 2014

	By:	/s/ Kathryn L. Pry, Trustee for the Estate of Cereplast, Inc.
Printed Name: Kathryn L. Pry
Title: Trustee for the Chapter 7 Bankruptcy Estate of Cereplast, Inc.